Quarterly Compliance Report pursuant to the Rule 10f-3*
For the period from September 1, 2009 to February 28, 2010
JPMorgan Trust II

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Core Bond Fund
Trade Date 09/02/09
Issuer Ford Credit Auto Owner Trust 2009-D Class A-3 (FORDO 2009-D A3 October 15, 2013)
CUSIP 34529GAF
Bonds 6,000,000
Offering Price $99.98811
Spread $0.33
Cost $5,999,287
Dealer Executing Trade Banc of America Securities LLC
% of Offering 1.24%
Syndicate BPN Paribas, Bank of America, RBC Capital Markets, Scotia Capial
Fund JPMorgan Short Duration Bond Fund
Trade Date 09/02/09
Issuer Ford Credit Auto Owner Trust 2009-D Class A-3 (FORDO 2009-D A3 October 15, 2013)
CUSIP 34529GAF
Bonds 4,000,000
Offering Price $99.98811
Spread $0.33
Cost $3,999,524
Dealer Executing Trade Banc of America Securities LLC
% of Offering 1.24%
Syndicate BPN Paribas, Bank of America, RBC Capital Markets, Scotia Capial
Fund JPMorgan Core Bond Fund
Trade Date 09/02/09
Issuer Hyundai Auto Recievables Trust 2009-A Class A-3 (HART 2009-A A3 August 15, 2013)
CUSIP 44921AAC
Bonds 2,500,000
Offering Price $99.99728
Spread $0.30
Cost $2,499,932
Dealer Executing Trade Banc of America Securities LLC
% of Offering 2.58%
Syndicate Banc of America Securities LLC, Barclays Capital Inc, RBS Securities Inc, J.P. Morgan Securities Inc., SG Americas Securities, LLC
Fund JPMorgan Short Duration Bond Fund
Trade Date 09/02/09
Issuer Hyundai Auto Recievables Trust 2009-A Class A-3 (HART 2009-A A3 August 15, 2013)
CUSIP 44921AAC
Bonds 7,500,000
Offering Price $99.99728
Spread $0.30
Cost $7,499,796
Dealer Executing Trade Banc of America Securities LLC
% of Offering 2.58%
Syndicate Banc of America Securities LLC, Barclays Capital Inc, RBS Securities Inc, J.P. Morgan Securities Inc., SG Americas Securities, LLC, Bank of America, Barclays Capital, Societe Ganerale
Fund JPMorgan High Yield Fund
Trade Date 09/08/09
Issuer Plains Exploration & Production Company (PXP 8.625% October 15, 2019)
CUSIP 726505AH
Bonds 1,250,000
Offering Price $98.335
Spread $1.72
Cost $1,229,188
Dealer Executing Trade Banc of America Securities LLC
% of Offering 0.31%
Syndicate J.P.Morgan Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Banc of America Securities LLC, Morgan Stanley & Co. Incorporated, BPN Paribas Securities Corp., TD Securities Inc.,Citigroup Global Markets Inc.,RBS Securities Inc,  Scotia Capital(USA) Inc., Wells Fargo Securities
Fund JPMorgan High Yield Fund
Trade Date 09/09/09
Issuer Cablevision Systems Corp (8.625% September 15, 2017 144A)
CUSIP 12686CAX
Bonds 9,750,000
Offering Price $98.596
Spread $2.00
Cost $9,613,110
Dealer Executing Trade Banc of America Securities LLC
% of Offering 1.62%
Syndicate Barclays Capital, Citigroup Global Markets, Deutsche Bank Securities, JP Morgan Securities, BMO Capital Markets Corp., Banc of America Securities LLC, TD Securities USA LLC., Scotia Capital Inc., Credit Suisse, Goldman Sachs & Co, Fortis Securities, Mitsubishi UFJ Securities USA Inc, Morgan Stanley & Co Inc, Natixis Bleichroeder Inc, RBS Securities Inc,  Sun Trust Robinsons Humphrey, US Bancorp Investments Inc
Fund JPMorgan High Yield Fund
Trade Date 09/09/09
Issuer Ferrellgas Partners LP (FGP 9.125% October 1, 2017 144A)
CUSIP 315292AG
Bonds 3,000,000
Offering Price $98.599
Spread $2.22
Cost $2,957,970
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering 1.00%
Syndicate JP Morgan Securities, Banc of America Meryl Lynch, Wells Fargo, BNP Paribas, Fifth Third Securities, PNC Capital Markets, Societe Generale
Fund JPMorgan High Yield Fund
Trade Date 09/11/09
Issuer Global Crossing Limited (GLBC 12.00% September 15, 2015 144A)
CUSIP 37932JAB
Bonds 1,115,000
Offering Price $97.944
Spread $2.25
Cost $1,092,076
Dealer Executing Trade Goldman Sachs and Company
% of Offering 0.19%
Syndicate Credit Suisse, Goldman Sachs & Co, Jpmorgan Securities, Jefferies & Co
Fund JPMorgan Core Plus Bond Fund
Trade Date 09/15/09
Issuer Concho Resources Inc (CXO 8.625% October 1, 2017)
CUSIP 20605PAA
Bonds 13,000
Offering Price $98.578
Spread $2.50
Cost $12,815
Dealer Executing Trade Banc of America Securities LLC
% of Offering 0.33%
Syndicate Bank of America Merrill Lynch, BNP Paribas, J.P.Morgan, Wells Fargo, Caylon New York, Deutsche Bank Securities Inc, ING Financial Markets, Keybanc Capital Markets, Mitsubishi UFJ Securities USA Inc, Natixis Bleichroeder Inc, Raymond James & Associates Inc, Scotia Capital Inc, SunTrust Robinson Humphrey,
Fund JPMorgan High Yield Fund
Trade Date 09/15/09
Issuer Concho Resources Inc (CXO 8.625% October 1, 2017)
CUSIP 20605PAA
Bonds 413,000
Offering Price $98.578
Spread $2.50
Cost $407,127
Dealer Executing Trade Banc of America Securities LLC
% of Offering 0.33%
Syndicate Bank of America Merrill Lynch, BNP Paribas, J.P.Morgan, Wells Fargo, Caylon New York, Deutsche Bank Securities Inc, ING Financial Markets, Keybanc Capital Markets, Mitsubishi UFJ Securities USA Inc, Natixis Bleichroeder Inc, Raymond James & Associates Inc, Scotia Capital Inc, SunTrust Robinson Humphrey,
Fund JPMorgan High Yield Fund
Trade Date 09/16/09
Issuer Ford Motor Credit Company LLC (F 8.70% October 1, 2014)
CUSIP 345397VL
Bonds 6,850,000
Offering Price $98.805
Spread $1.50
Cost $6,768,143
Dealer Executing Trade Banc of America Securities LLC
% of Offering 1.11%
Syndicate Banc of America Securities LLC, Citigroup Global Markets Inc, J.P.Morgan Securities Inc, Morgan Stanley & Co. Inc, Barclays Capital Inc. BNP Paribas Securities Corp. Credit Suisse Securities (USA) LLC, HSBC Securities (USA) Inc, RBS Securities Inc, UBS Securites LLC
Fund JPMorgan Core Plus Bond Fund
Trade Date 09/17/09
Issuer Frontier Communications Corporation (FTR 8.125% October 1, 2018)
CUSIP 35906AAB
Bonds 315,000
Offering Price $98.441
Spread $2.00
Cost $310,089
Dealer Executing Trade Credit Suisse Securities LLC
% of Offering 2.08%
Syndicate Citigroup Global Markets Inc, Credit Suisse, JPMorgan, Barclays Capital, Deutsche Bank Securities Inc, Morgan Stanley & Co Inc, RBS Securities Inc, UBS Securities LLC
Fund JPMorgan High Yield Fund
Trade Date 09/17/09
Issuer MGM Mirage Inc. (MGM 11.375% March 1, 2018 144A)
CUSIP 552953BM
Bonds 6,000,000
Offering Price $97.396
Spread $2.25
Cost $5,843,760
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering 1.47%
Syndicate Banc of America Securities LLC, Citigroup Global Markets Inc, J.P.Morgan Securities Inc, Wells Fargo, RBS Securities Inc
Fund JPMorgan Core Bond Fund
Trade Date 09/22/09
Issuer Thomson Reuters Corporation (TRICN 4.70% October 15, 2019)
CUSIP 884903BG
Bonds 2,150,000
Offering Price $99.649
Spread $0.50
Cost $2,142,454
Dealer Executing Trade Banc of America Securities LLC
% of Offering 2.09%
Syndicate Banc of America Securities LLC, Barclays Capital Inc, Deutsche Bank Securities Inc, HSBC Securities (USA) Inc, Morgan Stanley & Co. Inc, RBS Securities Inc, UBS Securities LLC, BMO Capital Markets Corp, Citigroup Global Markets Inc, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co, Jefferies & Company, Inc, J.P. Morgan Securities Inc, RBC Capital Markets Corp, Standard Chartered Bank, TD Securities (USA) LLC
Fund JPMorgan Core Plus Bond Fund
Trade Date 09/22/09
Issuer Thomson Reuters Corporation (TRICN 4.70% October 15, 2019)
CUSIP 884903BG
Bonds 280,000
Offering Price $99.649
Spread $0.50
Cost $279,017
Dealer Executing Trade Banc of America Securities LLC
% of Offering 2.09%
Syndicate Banc of America Securities LLC, Barclays Capital Inc, Deutsche Bank Securities Inc, HSBC Securities (USA) Inc, Morgan Stanley & Co. Inc, RBS Securities Inc, UBS Securities LLC, BMO Capital Markets Corp, Citigroup Global Markets Inc, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co, Jefferies & Company, Inc, J.P. Morgan Securities Inc, RBC Capital Markets Corp, Standard Chartered Bank, TD Securities (USA) LLC
Fund JPMorgan Core Plus Bond Fund
Trade Date 09/23/09
Issuer Delta Air Lines (DAL 9.50% September 15, 2014 144A)
CUSIP 247361ZC
Bonds 50,000
Offering Price $98.563
Spread $2.00
Cost $49,282
Dealer Executing Trade Barclays Capital Inc
% of Offering 0.19%
Syndicate Barclay Capital, JPMorgan Securities, UBS Securities
Fund JPMorgan High Yield Fund
Trade Date 09/23/09
Issuer Delta Air Lines (DAL 9.50% September 15, 2014 144A)
CUSIP 247361ZC
Bonds 1,150,000
Offering Price $98.563
Spread $2.00
Cost $1,133,475
Dealer Executing Trade Barclays Capital Inc
% of Offering 0.19%
Syndicate Barclay Capital, JPMorgan Securities, UBS Securities
Fund JPMorgan Core Plus Bond Fund
Trade Date 09/28/09
Issuer Weyerhaeuser Company (WY  7.375% October 1, 2019)
CUSIP 962166BV
Bonds 350,000
Offering Price $99.145
Spread $1.00
Cost $347,008
Dealer Executing Trade Morgan Stanley and Company
% of Offering 2.00%
Syndicate Deutsche Bank Securities Inc, JP Morgan, Morgan Stanley, Banc o fAmerica Securities LLC, Citigroup Global Markets Inc, Goldman Sachs & Co, Mitsubishi UFJ Securities USA Inc, Scotia Capital Inc.
Fund JPMorgan Core Plus Bond Fund
Trade Date 09/29/09
Issuer Gannett Co Inc (GCI 8.75% November 15, 2014 144A)
CUSIP 364725AM
Bonds 100,000
Offering Price $98.465
Spread $2.00
Cost $98,465
Dealer Executing Trade Banc of America Securities LLC
% of Offering 1.37%
Syndicate Banc of America Securities LLC, Barclays Capital, Citigroup Global Markets Inc, JP Morgan, Lloyds TSB Bank PLC, Mitsubishi UFJ Securities USA Inc, Mizuho Securities USA Inc, SunTrust Robinson Humphrey,
Fund JPMorgan High Yield Fund
Trade Date 09/29/09
Issuer Gannett Co Inc (GCI 8.75% November 15, 2014 144A)
CUSIP 364725AM
Bonds 2,650,000
Offering Price $98.465
Spread $2.00
Cost $2,609,323
Dealer Executing Trade Banc of America Securities LLC
% of Offering 1.37%
Syndicate Banc of America Securities LLC, Barclays Capital, Citigroup Global Markets Inc, JP Morgan, Lloyds TSB Bank PLC, Mitsubishi UFJ Securities USA Inc, Mizuho Securities USA Inc, SunTrust Robinson Humphrey,
Fund JPMorgan Core Plus Bond Fund
Trade Date 09/29/09
Issuer Gannett Co Inc (GCI 9.375% November 15, 2017 144A)
CUSIP 364725AP
Bonds 175,000
Offering Price $98.582
Spread $2.00
Cost $172,519
Dealer Executing Trade Banc of America Securities LLC
% of Offering 2.34%
Syndicate Banc of America Securities LLC, Barclays Capital, Citigroup Global Markets  Inc, JP Morgan, Lloyds TSB Bank PLC, Mitsubishi UFJ Securities USA Inc, Mizuho Securities USA Inc, SunTrust Robinson Humphrey
Fund JPMorgan High Yield Fund
Trade Date 09/29/09
Issuer Gannett Co Inc (GCI 9.375% November 15, 2017 144A)
CUSIP 364725AP
Bonds 4,500,000
Offering Price $98.582
Spread $2.00
Cost $4,436,190
Dealer Executing Trade Banc of America Securities LLC
% of Offering 2.34%
Syndicate Banc of America Securities LLC, Barclays Capital, Citigroup Global Markets  Inc, JP Morgan, Lloyds TSB Bank PLC, Mitsubishi UFJ Securities USA Inc, Mizuho Securities USA Inc, SunTrust Robinson Humphrey
Fund JPMorgan Core Bond Fund
Trade Date 09/30/09
Issuer Mercedes Benz Auto Receivables Trust 2009-1 Class A-3 (MBART 2009-1 A-3 1.67% January 15, 2014)
CUSIP 58942BAC
Bonds 3,000,000
Offering Price $99.998
Spread $0.30
Cost $2,999,925
Dealer Executing Trade Barclays Capital Inc
% of Offering 1.12%
Syndicate Barclays Capital, JPMorgan, Citigroup, HSBC
Fund JPMorgan Short Duration Bond Fund
Trade Date 09/30/09
Issuer Mercedes Benz Auto Receivables Trust 2009-1 Class A-3 (MBART 2009-1 A-3 1.67% January 15, 2014)
CUSIP 58942BAC
Bonds 2,000,000
Offering Price $99.998
Spread $0.30
Cost $1,999,950
Dealer Executing Trade Barclays Capital Inc
% of Offering 1.12%
Syndicate Barclays Capital, JPMorgan, Citigroup, HSBC
Fund JPMorgan Core Bond Fund
Trade Date 10/1/09
Issuer Harley-Davidson Motorcycle Trust 2009-3 Class A2 (HDMOT 2009-3 A2 April 16, 2012)
CUSIP 41283GAB
Bonds 13,335,000
Offering Price $99.999
Spread $0.26
Cost $13,334,867
Dealer Executing Trade RBS Securities, Inc.
% of Offering 8.58%
Syndicate BNP Paribas, Citigroup, Deutsche Bank Securities, Morgan Stanley & Co.
Fund JPMorgan Short Duration Bond Fund
Trade Date 10/1/09
Issuer Harley-Davidson Motorcycle Trust 2009-3 Class A2 (HDMOT 2009-3 A2 April 16, 2012)
CUSIP 41283GAB
Bonds 6,665,000
Offering Price $99.999
Spread $0.26
Cost $6,664,933
Dealer Executing Trade RBS Securities, Inc.
% of Offering 8.58%
Syndicate BNP Paribas, Citigroup, Deutsche Bank Securities, Morgan Stanley & Co.
Fund JPMorgan Core Bond Fund
Trade Date 10/1/09
Issuer Harley-Davidson Motorcycle Trust 2009-3 Class A3 (HDMOT 2009-3 A3 September 16, 2013)
CUSIP 41283GAC
Bonds 5,140,000
Offering Price $99.985
Spread $0.30
Cost $5,139,229
Dealer Executing Trade RBS Securities, Inc.
% of Offering 4.81%
Syndicate BNP Paribas, Citigroup, Deutsche Bank Securities, Morgan Stanley & Co.
Fund JPMorgan Short Duration Bond Fund
Trade Date 10/1/09
Issuer Harley-Davidson Motorcycle Trust 2009-3 Class A3 (HDMOT 2009-3 A3 September 16, 2013)
CUSIP 41283GAC
Bonds 5,145,000
Offering Price $99.985
Spread $0.30
Cost $5,144,228
Dealer Executing Trade RBS Securities, Inc.
% of Offering 4.81%
Syndicate BNP Paribas, Citigroup, Deutsche Bank Securities, Morgan Stanley & Co.
Fund JPMorgan High Yield Fund
Trade Date 10/5/09
Issuer K. Hovnanian Entreprises (HOV 10.625% October 15, 2016 144A)
CUSIP 442488BF
Bonds 16,000,000
Offering Price $98.208
Spread $1.75
Cost $15,713,280
Dealer Executing Trade Credit Suisse Securities
% of Offering 3.78%
Syndicate Citigroup Global Markets, Credit Suisse, Banc of America Securities, Deutsche Bank Securities, JP Morgan Securities, Wells Fargo & Co.
Fund JPMorgan Core Plus Bond Fund
Trade Date 10/5/09
Issuer United Airlines, Inc. (UAUA 10.40% November 1, 2016)
CUSIP 902552AB
Bonds 250,000
Offering Price $100.00
Spread $1.35
Cost $250,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering 3.61%
Syndicate JP Morgan Securities, Morgan Stanley, Goldman Sachs & Co.
Fund JPMorgan High Yield Fund
Trade Date 10/5/09
Issuer United Airlines, Inc. (UAUA 10.40% November 1, 2016)
CUSIP 902552AB
Bonds 5,500,000
Offering Price $100.00
Spread $1.35
Cost $5,500,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering 3.61%
Syndicate JP Morgan Securities, Morgan Stanley, Goldman Sachs & Co.
Fund JPMorgan Core Plus Bond Fund
Trade Date 10/6/09
Issuer Comstock Resources Inc (CRK 8.375% October 15, 2017)
CUSIP 205768AG
Bonds 250,000
Offering Price $98.571
Spread $2.00
Cost $246,428
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering 4.00%
Syndicate Banc of America Securities, BMO Capital Markets, JPMorgan, BBVA Securities, Capital One Southcoast, Comerica Securities, KeyBanc Capital Markets, Mitsubishi UFJ Securities, Morgan Keegan, Natixis Bleichroeder, Scotia Capital, SunTrust Robinson Humphrey, US Bancorp
Fund JPMorgan High Yield Fund
Trade Date 10/6/09
Issuer Comstock Resources Inc (CRK 8.375% October 15, 2017)
CUSIP 205768AG
Bonds 1,700,000
Offering Price $98.571
Spread $2.00
Cost $1,675,707
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering 4.00%
Syndicate Banc of America Securities, BMO Capital Markets, JPMorgan, BBVA Securities, Capital One Southcoast, Comerica Securities, KeyBanc Capital Markets, Mitsubishi UFJ Securities, Morgan Keegan, Natixis Bleichroeder, Scotia Capital, SunTrust Robinson Humphrey, US Bancorp
Fund JPMorgan Short-Intermediate Municipal Bond Fund
Trade Date 10/6/09
Issuer New York State Thruway Authority (5.000%, April 1, 2015)
CUSIP 650017XB
Bonds 4,000,000
Offering Price 112.252
Spread $0.49
Cost $4,490,080
Dealer Executing Trade Citigroup Global Markets
% of Offering 0.76%
Syndicate Loop,Jeffries,Morgan Stanley,Dain Rauscher,JPMorgan,KeyCorp,Merrill Lynch,Raymond,Roosevelt Cross,Sterne Agee,Citi
Fund JPMorgan High Yield Fund
Trade Date 10/9/09
Issuer Solutia Inc. (SOA 8.75% November 1, 2017)
CUSIP 834376AK
Bonds 1,700,000
Offering Price $100.00
Spread $2.25
Cost $1,700,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering 1.57%
Syndicate Citigroup Global Markets Deutsche Bank Securities, Jefferies & Co, JP Morgan, Fifth Third Bank, HSBC Securities, KBC Bank
Fund JPMorgan Core Plus Bond Fund
Trade Date 10/14/09
Issuer Intelsat Jackson Holding (INTEL 8.50% November 1, 2019 144A)
CUSIP 458207AG
Bonds 1,225,000
Offering Price $99.166
Spread $2.00
Cost $1,214,784
Dealer Executing Trade Banc of America Securities LLC
% of Offering 2.13%
Syndicate Banc of America Securites, Barclays Capital, Credit Suisse, Morgan Stanley, Deutsche Bank, Goldman Sachs & Co, JP Morgan Securities
Fund JPMorgan High Yield Fund
Trade Date 10/14/09
Issuer Intelsat Jackson Holding (INTEL 8.50% November 1, 2019 144A)
CUSIP 458207AG
Bonds 5,250,000
Offering Price $99.166
Spread $2.00
Cost $5,206,215
Dealer Executing Trade Banc of America Securities LLC
% of Offering 2.13%
Syndicate Banc of America Securites, Barclays Capital, Credit Suisse, Morgan Stanley, Deutsche Bank, Goldman Sachs & Co, JP Morgan Securities
Fund JPMorgan Core Plus Bond Fund
Trade Date 10/19/09
Issuer Viasat Inc. (VSAT 8.875% September 15, 2016 144A)
CUSIP 92552VAA
Bonds 30,000
Offering Price $98.757
Spread $2.50
Cost $29,627
Dealer Executing Trade Banc of America Securities LLC
% of Offering 0.35%
Syndicate Banc of America Securities, JP Morgan, Wells Fargo Securities, Oppenheimer & Co, Stephens Inc.
Fund JPMorgan High Yield Fund
Trade Date 10/19/09
Issuer Viasat Inc. (VSAT 8.875% September 15, 2016 144A)
CUSIP 92552VAA
Bonds 725,000
Offering Price $98.757
Spread $2.50
Cost $715,988
Dealer Executing Trade Banc of America Securities LLC
% of Offering 0.35%
Syndicate Banc of America Securities, JP Morgan, Wells Fargo Securities, Oppenheimer & Co, Stephens Inc.
Fund JPMorgan High Yield Fund
Trade Date 10/20/09
Issuer MDC Partners Inc. (MDCA 11.00% November 1, 2016 144A)
CUSIP 552697AD
Bonds 755,000
Offering Price $95.336
Spread $2.50
Cost $719,787
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering 0.43%
Syndicate Goldman Sachs & Co, BMO Capital Markets Corp, Jefferies & Co, JP Morgan, RBC Capital Markets, Scotia Capital, UBS Securities, William Blair & Co.
Fund JPMorgan Core Plus Bond Fund
Trade Date 10/22/09
Issuer Navistar International Corporation (NAV 8.25% November 1, 2021)
CUSIP 63934EAM
Bonds 250,000
Offering Price $96.328
Spread $1.65
Cost $240,820
Dealer Executing Trade Credit Suisse Securities
% of Offering 1.66%
Syndicate Banc of America Securities, Citigroup Global markets, Credit Suisee, Deutsche Bank, Goldman Sachs & Co, JP Morgan, RBC Capital, Scotia Capital, UBS Securities
Fund JPMorgan High Yield Fund
Trade Date 10/22/09
Issuer Navistar International Corporation (NAV 8.25% November 1, 2021)
CUSIP 63934EAM
Bonds 6,000,000
Offering Price $96.328
Spread $1.65
Cost $5,779,680
Dealer Executing Trade Credit Suisse Securities
% of Offering 1.66%
Syndicate Banc of America Securities, Citigroup Global markets, Credit Suisee, Deutsche Bank, Goldman Sachs & Co, JP Morgan, RBC Capital, Scotia Capital, UBS Securities
Fund JPMorgan Core Plus Bond Fund
Trade Date 10/22/09
Issuer Navios Maritime Holdings (NAVIOS 8.875% November 1, 2017 144A)
CUSIP 639365AC
Bonds 500,000
Offering Price $98.603
Spread $2.00
Cost $493,015
Dealer Executing Trade Banc of America Securities LLC
% of Offering 1.89%
Syndicate Bank of America Securities, JP Morgan, Commerzbank Capital Markets Corp, DnB NOR Bank, DVB Capital Markets, S. Goldman Advisors
Fund JPMorgan High Yield Fund
Trade Date 10/22/09
Issuer Navios Maritime Holdings (NAVIOS 8.875% November 1, 2017 144A)
CUSIP 639365AC
Bonds 5,475,000
Offering Price $98.603
Spread $2.00
Cost $5,398,514
Dealer Executing Trade Banc of America Securities LLC
% of Offering 1.89%
Syndicate Bank of America Securities, JP Morgan, Commerzbank Capital Markets Corp, DnB NOR Bank, DVB Capital Markets, S. Goldman Advisors
Fund JPMorgan High Yield Fund
Trade Date 10/27/09
Issuer Universal City Development (UCD 8.875% November 15, 2015 144A)
CUSIP 913405AD
Bonds 1,550,000
Offering Price $98.856
Spread $2.25
Cost $1,532,268
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering 0.49%
Syndicate Banc of America Securities, Barclays Capital, Deutsche Bank, Goldman Sachs & Co, JP Morgan, Morgan Stanely
Fund JPMorgan High Yield Fund
Trade Date 10/27/09
Issuer Universal City Development (UCD 10.875% November 15, 2016 144A)
CUSIP 913405AF
Bonds 450,000
Offering Price $98.796
Spread $2.50
Cost $444,582
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering 0.42%
Syndicate Banc of America Securities, Barclays Capital, Deutsche Bank, Goldman Sachs & Co, JP Morgan, Morgan Stanely
Fund JPMorgan Core Plus Bond Fund
Trade Date 10/28/09
Issuer Berry Plastics Escrow (BERRY 8.25% November 15, 2015 144A)
CUSIP 08579AAA
Bonds 220,000
Offering Price $98.841
Spread $2.25
Cost $217,450
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering 2.02%
Syndicate Banc of America Securities, Barclays Capital, JP Morgan
Fund JPMorgan High Yield Fund
Trade Date 10/28/09
Issuer Berry Plastics Escrow (BERRY 8.25% November 15, 2015 144A)
CUSIP 08579AAA
Bonds 5,750,000
Offering Price $98.841
Spread $2.25
Cost $5,683,358
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering 2.02%
Syndicate Banc of America Securities, Barclays Capital, JP Morgan
Fund JPMorgan Core Plus Bond Fund
Trade Date 10/28/09
Issuer FMR LLC (FIDINV 6.45% November 15, 2039 144A)
CUSIP 30251BAB
Bonds 2,500,000
Offering Price $99.772
Spread $0.88
Cost $2,494,300
Dealer Executing Trade Citigroup Global Markets
% of Offering 0.75%
Syndicate Barclays Capital, Citigroup Global Markets, JPMorgan, Morgan Stanley, Banc of America Securities, Deutsche Bank Securities, HSBC Securities, US Bancorp Invetsments
Fund JPMorgan Short-Intermediate Municipal Bond Fund
Trade Date 10/28/09
Issuer New York City Water Finance (5.000%, June 15, 2013)
CUSIP 64972FJ6
Bonds 3,415,000
Offering Price 111.36
Spread $0.75
Cost $3,802,944
Dealer Executing Trade Barclays Capital Inc
% of Offering 1.56%
Syndicate Jeffries,Morgan Keegan,Beal,Ramirez,Citi,Fidelity,Goldman Sachs,JPMorgan,Loop,Merrill Lynch,Morgan Stanley,Raymond James,Dain Rauscher,Rice,Roosevelt Cross,Siebert Brand,Wachovia,BBT Capital,Lebenthal,Oppenheimer,Piper Jaffray,Stifel Nicholas,Stone Young,Barclays
Fund JPMorgan Core Plus Bond Fund
Trade Date 11/3/09
Issuer Colt Defense LLC (CLTDEF 8.75% November 15, 2017 144A)
CUSIP 19686TAA
Bonds 45,000
Offering Price $98.591
Spread $2.25
Cost $44,366
Dealer Executing Trade Morgan Stanley and Company
% of Offering 0.52%
Syndicate JP Morgan Securities, Morgan Stanley & Co
Fund JPMorgan High Yield Fund
Trade Date 11/3/09
Issuer Colt Defense LLC (CLTDEF 8.75% November 15, 2017 144A)
CUSIP 19686TAA
Bonds 1,160,000
Offering Price $98.591
Spread $2.25
Cost $1,143,656
Dealer Executing Trade Morgan Stanley and Company
% of Offering 0.52%
Syndicate JP Morgan Securities, Morgan Stanley & Co
Fund JPMorgan High Yield Fund
Trade Date 11/3/09
Issuer Cott Beverages Inc (BCB 8.375% November 15, 2017 144A)
CUSIP 221643AC
Bonds 3,565,000
Offering Price $98.575
Spread $2.00
Cost $3,514,199
Dealer Executing Trade Barclays Capital Inc.
% of Offering 2.08%
Syndicate Barclays Bank PLC, Deutsche Bank, JP Morgan
Fund JPMorgan Core Plus Bond Fund
Trade Date 11/3/09
Issuer Netflix Inc (NFLX 8.50% November 15, 2017 144A)
CUSIP 64110LAA
Bonds 400,000
Offering Price $100.00
Spread $2.25
Cost $400,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering 1.44%
Syndicate JPMorgan, Morgan Stanley
Fund JPMorgan Core Plus Bond Fund
Trade Date 11/4/09
Issuer EI Du Pont de Nemour & Company  (DD 3.25% January 15, 2015)
CUSIP 263534BY
Bonds 410,000
Offering Price $99.757
Spread $0.35
Cost $409,004
Dealer Executing Trade Morgan Stanley and Company
% of Offering 0.70%
Syndicate Bank of America Securities, Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, Goldman Sachs & Co, JPMorgan, Morgan Stanley, RBS Securities, UBS Securities, Bank of Tokyo-Mitsubishi UFJ, HSBC Securities, Mizuho Securities, Santander Central Hispano, Scotia Capital, Standard Chartered Bank, Wells Fargo & Co, Williams Capital Group
Fund JPMorgan Short Duration Bond Fund
Trade Date 11/4/09
Issuer EI Du Pont de Nemour & Company  (DD 3.25% January 15, 2015)
CUSIP 263534BY
Bonds 2,425,000
Offering Price $99.757
Spread $0.35
Cost $2,419,107
Dealer Executing Trade Morgan Stanley and Company
% of Offering 0.70%
Syndicate Bank of America Securities, Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, Goldman Sachs & Co, JPMorgan, Morgan Stanley, RBS Securities, UBS Securities, Bank of Tokyo-Mitsubishi UFJ, HSBC Securities, Mizuho Securities, Santander Central Hispano, Scotia Capital, Standard Chartered Bank, Wells Fargo & Co, Williams Capital Group
Fund JPMorgan Short-Intermediate Municipal Bond Fund
Trade Date 11/4/09
Issuer State of Georgia (4.000%, November 1, 2012)
CUSIP 373384NM
Bonds 5,000,000
Offering Price 108.295
Spread $0.42
Cost $5,414,750
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering 1.47%
Syndicate Citi,Merrill Lynch,Morgan Keegan,Barclays,Jackson,Jeffries,JPMorgan,Morgan Stanley,Sterne Agee,Wells Fargo,Goldman
Fund JPMorgan Core Plus Bond Fund
Trade Date 11/4/09
Issuer Virgin Media Finance PLC (VMED 8.375% October 15, 2019)
CUSIP 92769VAB
Bonds 510,000
Offering Price $98.364
Spread $1.48
Cost $501,656
Dealer Executing Trade Deutsche BankSecurities
% of Offering 1.86%
Syndicate BNP Paribas, Calyon New York, Deutsche Bank, Goldman Sachs & Co, HSBC Securities, JP Morgan, RBS Securities, UBS Securities
Fund JPMorgan High Yield Fund
Trade Date 11/4/09
Issuer Virgin Media Finance PLC (VMED 8.375% October 15, 2019)
CUSIP 92769VAB
Bonds 2,450,000
Offering Price $98.364
Spread $1.48
Cost $2,409,918
Dealer Executing Trade Deutsche BankSecurities
% of Offering 1.86%
Syndicate BNP Paribas, Calyon New York, Deutsche Bank, Goldman Sachs & Co, HSBC Securities, JP Morgan, RBS Securities, UBS Securities
Fund JPMorgan High Yield Fund
Trade Date 11/5/09
Issuer Service Corporation International (SCI 8.00% November 15, 2021)
CUSIP 817565BU
Bonds 4,000,000
Offering Price $98.115
Spread $2.25
Cost $3,924,600
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering 2.67%
Syndicate Bank of America Merrill Lynch, JPMorgan, Morgan Keegan, Raymond Jasmes, Scotia Capital, SunTrust Robinson Humphrey
Fund JPMorgan Short Duration Bond Fund
Trade Date 11/9/09
Issuer Cisco Systems Inc (CSCO 2.90% November 17, 2014)
CUSIP 17275RAG
Bonds 1,230,000
Offering Price $99.746
Spread $0.35
Cost $1,226,876
Dealer Executing Trade Credit Suisse Securities
% of Offering 2.21%
Syndicate Banc of America Securities, Barclays Capital, Credit Suisse, Deutsche Bank, HSBC Securities, JP Morgan, Citigroup Global Markets, Morgan Stanley, Wells Fargo & Co, Blaylock & Partners, BNP Paribas, ING Bank NV, Standard Chartered Bank, UBS Securities
Fund JPMorgan Core Plus Bond Fund
Trade Date 11/9/09
Issuer Pioneer Natural Resources Limited (PXD 7.50% January 15, 2020)
CUSIP 723787AJ
Bonds 1,075,000
Offering Price $99.142
Spread $1.50
Cost $1,065,777
Dealer Executing Trade Deutsche Bank Securities
% of Offering 5.55%
Syndicate Deutsche Bank Securities, JPMorgan, RBS Securities, UBS, Wells Fargo, Bank of America Securities, BMO Capital Markets, Citigroup Global Markets, Credit Suisse, Goldman Sachs & Co, Morgan Stanley
Fund JPMorgan High Yield Fund
Trade Date 11/9/09
Issuer Pioneer Natural Resources Limited (PXD 7.50% January 15, 2020)
CUSIP 723787AJ
Bonds 10,000,000
Offering Price $99.142
Spread $1.50
Cost $9,914,200
Dealer Executing Trade Deutsche Bank Securities
% of Offering 5.55%
Syndicate Deutsche Bank Securities, JPMorgan, RBS Securities, UBS, Wells Fargo, Bank of America Securities, BMO Capital Markets, Citigroup Global Markets, Credit Suisse, Goldman Sachs & Co, Morgan Stanley
Fund JPMorgan Core Plus Bond Fund
Trade Date 11/10/09
Issuer Belo Corp (BLC 8.00% November 15, 2016 )
CUSIP 080555AJ
Bonds 30,000
Offering Price $98.045
Spread $2.00
Cost $29,414
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering 0.68%
Syndicate Bank of America Merrill Lynch, JPMorgan, BNP Paribas, Janney Montgomery Scott, Mitsubishi UFJ Securities, SunTrust Robinson Humphrey
Fund JPMorgan High Yield Fund
Trade Date 11/10/09
Issuer Belo Corp (BLC 8.00% November 15, 2016 )
CUSIP 080555AJ
Bonds 780,000
Offering Price $98.045
Spread $2.00
Cost $764,751
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering 0.68%
Syndicate Bank of America Merrill Lynch, JPMorgan, BNP Paribas, Janney Montgomery Scott, Mitsubishi UFJ Securities, SunTrust Robinson Humphrey
Fund JPMorgan Short Duration Bond Fund
Trade Date 11/10/09
Issuer General Electric Capital Corporation (GE 3.75% November 14, 2014)
CUSIP 36962G4G
Bonds 10,000,000
Offering Price $99.604
Spread $0.33
Cost $9,960,400
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering 2.07%
Syndicate Bank of America Merrill Lynch, Citigroup Global Markets, Goldman Sachs & Co, JPMorgan, Morgan Stanley, Blaylock Robert Van, CastleOak Securities, Samuel Ramirez & Co, Utendahl Capital Partners, Williams Capital Group
Fund JPMorgan High Yield Fund
Trade Date 11/10/09
Issuer Swift Energy Company (SFY 8.875% January 15, 2020)
CUSIP 870738AG
Bonds 4,250,000
Offering Price $98.389
Spread $2.00
Cost $4,181,533
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering 4.44%
Syndicate Goldman Sachs & Co, JPMorgan, RBC Capital Markets, Wells Fargo, BNP Paribas, Calyon Securities, Societe Generale, BBVA Securities, Comerica Securities, Natixis Bleichroeder
Fund JPMorgan Core Plus Bond Fund
Trade Date 11/10/09
Issuer Toys R US  (TOY 8.50% December 1, 2017 144A)
CUSIP 89236MAA
Bonds 700,000
Offering Price $98.573
Spread $1.97
Cost $690,011
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering 1.77%
Syndicate Banc of America Securities, Deutsche bank, Goldman Sachs & Co, Wells Fargo & Co, Barclays Capital, Citigroup Global Markets, Credit Suisse, JP Morgan, Morgan Stanley
Fund JPMorgan High Yield Fund
Trade Date 11/10/09
Issuer Toys R US  (TOY 8.50% December 1, 2017 144A)
CUSIP 89236MAA
Bonds 9,600,000
Offering Price $98.573
Spread $1.97
Cost $9,463,008
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering 1.77%
Syndicate Banc of America Securities, Deutsche bank, Goldman Sachs & Co, Wells Fargo & Co, Barclays Capital, Citigroup Global Markets, Credit Suisse, JP Morgan, Morgan Stanley
Fund JPMorgan Core Plus Bond Fund
Trade Date 11/10/09
Issuer Triumph Group Inc (TGI 8.00% November 15, 2017 144A)
CUSIP 896818AC
Bonds 110,000
Offering Price $98.558
Spread $2.00
Cost $108,414
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering 2.69%
Syndicate Banc of America Securities, JPMorgan, BB&T Capital Markets, PNC Capital Markets, RBC Capital Markets, RBS Securities
Fund JPMorgan High Yield Fund
Trade Date 11/10/09
Issuer Triumph Group Inc (TGI 8.00% November 15, 2017 144A)
CUSIP 896818AC
Bonds 2,930,000
Offering Price $98.558
Spread $2.00
Cost $2,887,749
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering 2.69%
Syndicate Banc of America Securities, JPMorgan, BB&T Capital Markets, PNC Capital Markets, RBC Capital Markets, RBS Securities
Fund JPMorgan High Yield Fund
Trade Date 11/12/09
Issuer Antero Resources Finance (ANTERO 9.375%  December 1, 2017 144A)
CUSIP 03674PAA
Bonds 1,765,000
Offering Price $99.299
Spread $2.50
Cost $1,752,627
Dealer Executing Trade Barclays Capital Inc
% of Offering 0.52%
Syndicate Barclays Capital, JP Morgan, Wells Fargo & Co, BNP Paribas, Calyon Securities, Comerica Securities, Credit Suisse, Deutsche Bank, Keybanc Capital Markets, Lloyds TSB Corporate Markets, Mitsubishi UFJ Securities, US Bancorp Investments
Fund JPMorgan High Yield Fund
Trade Date 11/13/09
Issuer Revlon Consumer Products Corporation (REV 9.75% November 15, 2015 144A)
CUSIP 761519BA
Bonds 5,165,000
Offering Price $98.90
Spread $2.00
Cost $5,108,185
Dealer Executing Trade Citigroup Global Markets
% of Offering 4.09%
Syndicate Bank of America Securities, Citigroup Global Markets, Credit Suisse, JP Morgan
Fund JPMorgan Core Plus Bond Fund
Trade Date 11/16/09
Issuer Altra Holdings Inc (ALTHDS 8.125% December 1, 2016 144A)
CUSIP 02208RAA
Bonds 310,000
Offering Price $98.691
Spread $2.25
Cost $305,942
Dealer Executing Trade Jefferies and Company
% of Offering 1.98%
Syndicate Bank of America Merrill Lynch, Jefferies & Co, JPMorgan, KeyBanc Capital Markets, Stephens Inc.
Fund JPMorgan High Yield Fund
Trade Date 11/16/09
Issuer Altra Holdings Inc (ALTHDS 8.125% December 1, 2016 144A)
CUSIP 02208RAA
Bonds 3,500,000
Offering Price $98.691
Spread $2.25
Cost $3,454,185
Dealer Executing Trade Jefferies and Company
% of Offering 1.98%
Syndicate Bank of America Merrill Lynch, Jefferies & Co, JPMorgan, KeyBanc Capital Markets, Stephens Inc.
Fund JPMorgan High Yield Fund
Trade Date 11/16/09
Issuer United Airlines Inc (UAUA 9.75% January 15, 2017)
CUSIP 909317BE
Bonds 4,980,000
Offering Price $100.00
Spread $1.25
Cost $4,980,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering 0.72%
Syndicate Goldman Sachs & Co, JPMorgan, Morgan Stanley, Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities
Fund JPMorgan Core Plus Bond Fund
Trade Date 11/17/09
Issuer State of Qatar (QATAR 6.40% January 20, 2040 144A)
CUSIP 74727PAL
Bonds 100,000
Offering Price $99.785
Spread $0.13
Cost $99,785
Dealer Executing Trade Barclays Bank plc
% of Offering 0.14%
Syndicate Barclays Capital, Credit Suisse, Goldman Sachs & Co, JPMorgan, Qatar National Bank
Fund JPMorgan Core Plus Bond Fund
Trade Date 11/17/09
Issuer UnityMedia GmbH (UNITY 8.125% December 1, 2017 144A)
CUSIP 90320RAA
Bonds 200,000
Offering Price $97.844
Spread $2.50
Cost $195,688
Dealer Executing Trade Credit Suisse Securities
% of Offering 0.62%
Syndicate Credit Suisse, Deutsche Bank, Goldman Sachs & Co, JP Morgan
Fund JPMorgan High Yield Fund
Trade Date 11/17/09
Issuer UnityMedia GmbH (UNITY 8.125% December 1, 2017 144A)
CUSIP 90320RAA
Bonds 3,825,000
Offering Price $97.844
Spread $2.50
Cost $3,742,533
Dealer Executing Trade Credit Suisse Securities
% of Offering 0.62%
Syndicate Credit Suisse, Deutsche Bank, Goldman Sachs & Co, JP Morgan
Fund JPMorgan High Yield Fund
Trade Date 11/18/09
Issuer TRW Automotive (TRW 8.875%  December 1, 2017 144A)
CUSIP 87264MAE
Bonds 1,000,000
Offering Price $99.292
Spread $2.00
Cost $992,920
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering 0.40%
Syndicate Bank of America Merrill Lynch, Deutsche Bank Securities, Goldman Sachs & Co, JPMorgan, Nomura International, US Bancorp, Calyon Securities, Commerzbank, Fifth Third Bank, PNC Securities, Scotia Capital, UBS Securities
Fund JPMorgan Core Plus Bond Fund
Trade Date 11/20/09
Issuer Cloud Peak Energy Resources LLC (CLD 8.25% December 15, 2017 144A)
CUSIP 18911MAA
Bonds 450,000
Offering Price $99.268
Spread $2.00
Cost $446,706
Dealer Executing Trade Morgan Stanley and Company
% of Offering 4.67%
Syndicate Credit Suisse Securities, Morgan Stanley, RBC Capital Markets, Calyon Securities, JPMorgan, Scotia Capital, SG Americas Securities, Wells Fargo, BMO Capital Markets, Capital One Southcoast, Citigroup Global Markets, Natixis Bleichroeder, PNC Capital Markets, Raymond James, SunTrust Robinson Humphrey
Fund JPMorgan High Yield Fund
Trade Date 11/20/09
Issuer Cloud Peak Energy Resources LLC (CLD 8.25% December 15, 2017 144A)
CUSIP 18911MAA
Bonds 7,230,000
Offering Price $99.268
Spread $2.00
Cost $7,177,076
Dealer Executing Trade Morgan Stanley and Company
% of Offering 4.67%
Syndicate Credit Suisse Securities, Morgan Stanley, RBC Capital Markets, Calyon Securities, JPMorgan, Scotia Capital, SG Americas Securities, Wells Fargo, BMO Capital Markets, Capital One Southcoast, Citigroup Global Markets, Natixis Bleichroeder, PNC Capital Markets, Raymond James, SunTrust Robinson Humphrey
Fund JPMorgan Core Plus Bond Fund
Trade Date 11/20/09
Issuer Cloud Peak Energy Resources LLC (CLD 8.50% December 15, 2019 144A)
CUSIP 18911MAB
Bonds 500,000
Offering Price $99.160
Spread $2.00
Cost $495,800
Dealer Executing Trade Morgan Stanley and Company
% of Offering 4.00%
Syndicate Credit Suisse Securities, Morgan Stanley, RBC Capital Markets, Calyon Securities, JPMorgan, Scotia Capital, SG Americas Securities, Wells Fargo, BMO Capital Markets, Capital One Southcoast, Citigroup Global Markets, Natixis Bleichroeder, PNC Capital Markets, Raymond James, SunTrust Robinson Humphrey
Fund JPMorgan High Yield Fund
Trade Date 11/20/09
Issuer Cloud Peak Energy Resources LLC (CLD 8.50% December 15, 2019 144A)
CUSIP 18911MAB
Bonds 7,160,000
Offering Price $99.160
Spread $2.00
Cost $7,099,856
Dealer Executing Trade Morgan Stanley and Company
% of Offering 4.00%
Syndicate Credit Suisse Securities, Morgan Stanley, RBC Capital Markets, Calyon Securities, JPMorgan, Scotia Capital, SG Americas Securities, Wells Fargo, BMO Capital Markets, Capital One Southcoast, Citigroup Global Markets, Natixis Bleichroeder, PNC Capital Markets, Raymond James, SunTrust Robinson Humphrey
Fund JPMorgan Core Plus Bond Fund
Trade Date 11/23/09
Issuer Advanced Micro Devices (AMD 8.125% December 15, 2017 144A)
CUSIP 007903AP
Bonds 415,000
Offering Price $89.796
Spread $1.75
Cost $372,653
Dealer Executing Trade Citadel Securities LLC
% of Offering 0.16%
Syndicate Citadel Securities, JPMorgan
Fund JPMorgan Core Plus Bond Fund
Trade Date 12/2/09
Issuer Consolidated Edison Company of New York (ED 5.50% December 1, 2039)
CUSIP 209111EY
Bonds 300,000
Offering Price $99.622
Spread $0.88
Cost $298,866
Dealer Executing Trade UBS Financial Services
% of Offering 0.46%
Syndicate Citigroup Global Markets, JPMorgan, Mizuho Securities, UBS Securities, Blaylock Robert Van, Loop Capital, TD Securities
Fund JPMorgan High Yield Fund
Trade Date 12/3/09
Issuer Hanesbrands Inc (HBI 8.00% December 15, 2016)
CUSIP 410345AF
Bonds 900,000
Offering Price $98.686
Spread $2.25
Cost $888,174
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering 0.29%
Syndicate Banc of America Securities, Goldman Sachs & Co, HSBC Securities, JPMorgan, Barclays Capital, BB&T Capital, PNC Capital, RBC Capital
Fund JPMorgan Core Bond Fund
Trade Date 12/7/09
Issuer Blackrock Inc (BLK 3.50% December 10, 2014)
CUSIP 09247XAD
Bonds 3,245,000
Offering Price $99.855
Spread $0.35
Cost $3,240,295
Dealer Executing Trade Barclays Capital Inc
% of Offering 1.90%
Syndicate Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Daiwa Securities, Deutsche Bank, HSBC Bank, JP Morgan, RBS Securities, UBS Securities, Wells Fargo & Co.
Fund JPMorgan Short Duration Bond Fund
Trade Date 12/7/09
Issuer Blackrock Inc (BLK 3.50% December 10, 2014)
CUSIP 09247XAD
Bonds 3,785,000
Offering Price $99.855
Spread $0.35
Cost $3,779,512
Dealer Executing Trade Barclays Capital Inc
% of Offering 1.90%
Syndicate Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Daiwa Securities, Deutsche Bank, HSBC Bank, JP Morgan, RBS Securities, UBS Securities, Wells Fargo & Co.
Fund JPMorgan Core Bond Fund
Trade Date 12/7/09
Issuer Blackrock Inc (BLK 5.00% December 10, 2019)
CUSIP 09247XAE
Bonds 9,294,000
Offering Price $99.728
Spread $0.45
Cost $9,268,720
Dealer Executing Trade Barclays Capital Inc
% of Offering 1.17%
Syndicate Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Daiwa Securities, Deutsche Bank, HSBC Bank, JP Morgan, RBS Securities, UBS Securities, Wells Fargo & Co.
Fund JPMorgan Core Plus Bond Fund
Trade Date 12/7/09
Issuer Blackrock Inc (BLK 5.00% December 10, 2019)
CUSIP 09247XAE
Bonds 978,000
Offering Price $99.728
Spread $0.45
Cost $975,340
Dealer Executing Trade Barclays Capital Inc
% of Offering 1.17%
Syndicate Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Daiwa Securities, Deutsche Bank, HSBC Bank, JP Morgan, RBS Securities, UBS Securities, Wells Fargo & Co.
Fund JPMorgan Core Plus Bond Fund
Trade Date 12/7/09
Issuer JDA Software Group Inc (JDAS 8.00% December 15, 2014 144A)
CUSIP 46612KAA
Bonds 70,000
Offering Price $98.988
Spread $2.00
Cost $69,292
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering 1.68%
Syndicate Goldman Scahs & Co, Wells Fargo & Co, JP Morgan
Fund JPMorgan High Yield Fund
Trade Date 12/7/09
Issuer JDA Software Group Inc (JDAS 8.00% December 15, 2014 144A)
CUSIP 46612KAA
Bonds 2,015,000
Offering Price $98.988
Spread $2.00
Cost $1,994,608
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering 1.68%
Syndicate Goldman Scahs & Co, Wells Fargo & Co, JP Morgan
Fund JPMorgan High Yield Fund
Trade Date 12/10/09
Issuer Wind Acquisition Holding (WINDIM 12.25% July 15, 2017 144A)
CUSIP 97315LAA
Bonds 7,305,000
Offering Price $98.325
Spread $1.75
Cost $7,182,641
Dealer Executing Trade Morgan Stanley and Company
% of Offering 1.82%
Syndicate Morgan Stanley, Banca IMI, Calyon Securities, Citigroup Global Markets, JP Morgan, Natixis Bleichroeder Inc.
Fund JPMorgan High Yield Fund
Trade Date 12/11/09
Issuer Georgia Gulf Corporation (GGC 9.00% January 15, 2017 144A)
CUSIP 373200AV
Bonds 520,000
Offering Price $99.346
Spread $1.88
Cost $516,599
Dealer Executing Trade Barclays Capital Inc.
% of Offering 0.12%
Syndicate JPMorgan, Barclays Capital, Wells Fargo
Fund JPMorgan Municipal Income Fund
Trade Date 12/11/09
Issuer Iowa Finance Authority (5.000%, July 1, 2028)
CUSIP 462467KL
Bonds 900,000
Offering Price $106.289
Spread $0.63
Cost $956,601
Dealer Executing Trade RBC Capital
% of Offering 2.50%
Syndicate RBC,Morgan Stanley,Goldman Sachs,Piper Jaffray,JPMorgan,Baum,Morgan Keegan,Rice
Fund JPMorgan Core Plus Bond Fund
Trade Date 12/16/09
Issuer McJunkin Red Man Corporation (MRC 9.50% December 15, 2016 144A)
CUSIP 581241AA
Bonds 350,000
Offering Price $97.533
Spread $1.75
Cost $341,366
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering 2.29%
Syndicate Barclays Capital, Goldman Sachs & Co, Bank of America Merrill Lynch, JP Morgan, Raymond James & Assoc., SunTrust Robinson Humphrey, TD Securities
Fund JPMorgan High Yield Fund
Trade Date 12/16/09
Issuer McJunkin Red Man Corporation (MRC 9.50% December 15, 2016 144A)
CUSIP 581241AA
Bonds 9,975,000
Offering Price $97.533
Spread $1.75
Cost $9,728,917
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering 2.29%
Syndicate Barclays Capital, Goldman Sachs & Co, Bank of America Merrill Lynch, JP Morgan, Raymond James & Assoc., SunTrust Robinson Humphrey, TD Securities
Fund JPMorgan High Yield Fund
Trade Date 12/17/09
Issuer Trimas Corporation (TRS 9.75% December 15, 2017 144A)
CUSIP 896215AE
Bonds 2,725,000
Offering Price $97.992
Spread $2.13
Cost $2,670,282
Dealer Executing Trade Credit Suisse Securities
% of Offering 1.24%
Syndicate Banc of America Securities, Credit Suisse, Jefferies & Co, JPMorgan, KeyBanc Capital Markets
Fund JPMorgan Core Plus Bond Fund
Trade Date 01/07/10
Issuer Qwest Communications International Inc. (QUS 7.125% April 1, 2018 144A)
CUSIP 749121CB
Bonds 500,000
Offering Price $98.440
Spread $1.50
Cost $492,200
Dealer Executing Trade Deutsche Bank Secuirites
% of Offering 3.41%
Syndicate Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Deutsche Bank, Goldman Sachs & Co, JPMorgan Securities, Morgan Stanley, Wells Fargo, Credit Suisse, SunTrust Robinson Humphrey, UBS Securities, US Bancorp Investments
Fund JPMorgan High Yield Fund
Trade Date 01/07/10
Issuer Qwest Communications International Inc. (QUS 7.125% April 1, 2018 144A)
CUSIP 749121CB
Bonds 16,255,000
Offering Price $98.440
Spread $1.50
Cost $16,001,422
Dealer Executing Trade Deutsche Bank Secuirites
% of Offering 3.41%
Syndicate Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Deutsche Bank, Goldman Sachs & Co, JPMorgan Securities, Morgan Stanley, Wells Fargo, Credit Suisse, SunTrust Robinson Humphrey, UBS Securities, US Bancorp Investments
Fund JPMorgan Core Plus Bond Fund
Trade Date 01/11/10
Issuer Scotts Miracle-Gro Company (SMG 7.25% January 15, 2018)
CUSIP 810186AH
Bonds 75,833
Offering Price $99.254
Spread $2.13
Cost $75,267
Dealer Executing Trade Banc America Securities
% of Offering 3.06%
Syndicate Banc of America Securities, JPMorgan, BMO Capital, BNP Paribas, Rabo Securities, Scotia Capital, Calyon Securities, Fifth Third Securities, PNC Capital, RBS Corp
Fund JPMorgan High Yield Fund
Trade Date 01/11/10
Issuer Scotts Miracle-Gro Company (SMG 7.25% January 15, 2018)
CUSIP 810186AH
Bonds 2,141,666
Offering Price $99.254
Spread $2.13
Cost $2,125,689
Dealer Executing Trade Banc America Securities
% of Offering 3.06%
Syndicate Banc of America Securities, JPMorgan, BMO Capital, BNP Paribas, Rabo Securities, Scotia Capital, Calyon Securities, Fifth Third Securities, PNC Capital, RBS Corp
Fund JPMorgan Core Plus Bond Fund
Trade Date 1/13/2010
Issuer Virgin Media Secured Finance plc (VMED 6.50% January 15, 2018 144A)
CUSIP 92769XAA
Bonds 900,000
Offering Price $98.488
Spread $1.16
Cost $886,392
Dealer Executing Trade Goldman Sachs and Company
% of Offering 0.10%
Syndicate Bank of America Merrill Lynch, Barclays Capital, BNP Paribas, Calyon New York, Citigroup Global Markets, Credit Suisse, Deutsche Ban Securities, General Electric Capital Corp, Goldman Sachs & Co, HSBC Securities, JPMorgan, Llyods TSB Corporate Markets, RBS Securities, UBS Securities
Fund JPMorgan Arizona Municipal Bond Fund
Trade Date 01/14/10
Issuer Arizonia State CTFS (AZCTF 5.25% October 1,2023)
CUSIP 040588YF
Bonds 2,000,000
Offering Price $105.585
Spread $0.38
Cost $2,111,700
Dealer Executing Trade Morgan Stanley And Company Inc New York
% of Offering 0.28%
Syndicate Morgan Stanley,JPMorgan,Barclays,Wells Fargo,Goldman,Piper Jaffray,Baum,Citi,Wedbush,Stone & Youngberg,BOA Merrill
Fund JPMorgan Core Plus Bond Fund
Trade Date 1/15/2010
Issuer Teekay Corporation (TK 8.50% January 15, 2020)
CUSIP 87900YAA
Bonds 55,000
Offering Price $99.181
Spread $1.74
Cost $54,550
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering 0.43%
Syndicate Citigroup Global markets, Deutsche bank Securities, JPMorgan, BNP Paribas, DnB NOR Bank ASA, ING Bank, Scotia Capital
Fund JPMorgan High Yield Fund
Trade Date 1/15/2010
Issuer Teekay Corporation (TK 8.50% January 15, 2020)
CUSIP 87900YAA
Bonds 1,540,000
Offering Price $99.181
Spread $1.74
Cost $1,527,387
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering 0.43%
Syndicate Citigroup Global markets, Deutsche bank Securities, JPMorgan, BNP Paribas, DnB NOR Bank ASA, ING Bank, Scotia Capital
Fund JPMorgan Core Plus Bond Fund
Trade Date 01/20/10
Issuer Newfield Exploration Company (NFX 6.875% February 1, 2020)
CUSIP 651290AN
Bonds 250,000
Offering Price $99.109
Spread $1.13
Cost $247,773
Dealer Executing Trade Goldman Sachs and Company
% of Offering 1.41%
Syndicate JPMorgan, Goldman Sachs & Co, Morgan Stanley, Tudor Pickering & Co, Wells Fargo & Co.
Fund JPMorgan High Yield Fund
Trade Date 01/20/10
Issuer Newfield Exploration Company (NFX 6.875% February 1, 2020)
CUSIP 651290AN
Bonds 8,075,000
Offering Price $99.109
Spread $1.13
Cost $8,003,052
Dealer Executing Trade Goldman Sachs and Company
% of Offering 1.41%
Syndicate JPMorgan, Goldman Sachs & Co, Morgan Stanley, Tudor Pickering & Co, Wells Fargo & Co.
Fund JPMorgan Short Duration Bond Fund
Trade Date 01/21/10
Issuer World Omni Auto Receivables Trust 2010-A A3 (WOART 1.34% December 16, 2013)
CUSIP 98153YAC
Bonds 3,960,000
Offering Price $99.986
Spread $0.30
Cost $3,959,446
Dealer Executing Trade Barclays Capital Inc
% of Offering 1.66%
Syndicate Barclays Capital, Deutsche Bank Securities, Bank of America Merrill Lynch, JPMorgan
Fund JPMorgan Core Bond Fund
Trade Date 01/21/10
Issuer World Omni Auto Receivables Trust 2010-A A4 (WOART 2.21% May 15, 2015)
CUSIP 98153YAD
Bonds 7,045,000
Offering Price $99.99759
Spread $0.35
Cost $7,044,830
Dealer Executing Trade Barclays Capital Inc
% of Offering 7.27%
Syndicate Barclays Capital, Deutsche Bank Securities, Bank of America Merrill Lynch, JPMorgan
Fund JPMorgan Short Duration Bond Fund
Trade Date 01/21/10
Issuer World Omni Auto Receivables Trust 2010-A A4 (WOART 2.21% May 15, 2015)
CUSIP 98153YAD
Bonds 4,525,000
Offering Price $99.99759
Spread $0.35
Cost $4,524,891
Dealer Executing Trade Barclays Capital Inc
% of Offering 7.27%
Syndicate Barclays Capital, Deutsche Bank Securities, Bank of America Merrill Lynch, JPMorgan
Fund JPMorgan Short-Intermediate Municipal Bond Fund
Trade Date 01/28/10
Issuer Santa Clara County Financing (4.000%, May 15, 2011)
CUSIP 801577HR
Bonds 2,000,000
Offering Price $104.173
Spread $0.32
Cost $2,083,460
Dealer Executing Trade Wedbush Morgan Securities Inc.
% of Offering 3.99%
Syndicate Wedbush and JPMorgan
Fund JPMorgan Core Plus Bond Fund
Trade Date 02/03/10
Issuer Denbury Resources Inc. (DNR 8.25% February 15, 2020)
CUSIP 24823UAG
Bonds 75,000
Offering Price $100.00
Spread $2.00
Cost $75,000
Dealer Executing Trade Banc of America Securities
% of Offering 0.50%
Syndicate Bank of America Merrill Lynch, JPMorgan, RBC Capital Markets, UBS Securities, Wells Fargo, BBVA Compass, BNP Paribas, Calyon Securities, Capital One Southcoast, Comerica Securities, Credit Suisse, ING Financial, Scotia Capital, SunTrust Robinson Humphrey
Fund JPMorgan High Yield Fund
Trade Date 02/03/10
Issuer Denbury Resources Inc. (DNR 8.25% February 15, 2020)
CUSIP 24823UAG
Bonds 2,520,000
Offering Price $100.00
Spread $2.00
Cost $2,520,000
Dealer Executing Trade Banc of America Securities
% of Offering 0.50%
Syndicate Bank of America Merrill Lynch, JPMorgan, RBC Capital Markets, UBS Securities, Wells Fargo, BBVA Compass, BNP Paribas, Calyon Securities, Capital One Southcoast, Comerica Securities, Credit Suisse, ING Financial, Scotia Capital, SunTrust Robinson Humphrey
Fund JPMorgan Core Plus Bond Fund
Trade Date 02/04/10
Issuer McClatchy Company (MNI 11.5% February 15, 2017 144A)
CUSIP 579489AC
Bonds 75,000
Offering Price $98.824
Spread $1.84
Cost $74,118
Dealer Executing Trade Banc of America Securities
% of Offering 0.35%
Syndicate Bank of America Merrill Lynch, Credit Suisse, JPMorgan, Lazard Capital Markets
Fund JPMorgan High Yield Fund
Trade Date 02/04/10
Issuer McClatchy Company (MNI 11.5% February 15, 2017 144A)
CUSIP 579489AC
Bonds 2,250,000
Offering Price $98.824
Spread $1.84
Cost $2,223,540
Dealer Executing Trade Banc of America Securities
% of Offering 0.35%
Syndicate Bank of America Merrill Lynch, Credit Suisse, JPMorgan, Lazard Capital Markets
Fund JPMorgan Core Bond Fund
Trade Date 02/09/10
Issuer CarMax Auto Owner Trust 2010-1 A3 (CARMX 2010-1 A3 1.56% July 15, 2014)
CUSIP 14313CAC
Bonds 4,645,000
Offering Price $99.98516
Spread $0.28
Cost $4,644,311
Dealer Executing Trade Wells Fargo Advisors
% of Offering 8.27%
Syndicate Banc of America Securities, Wells Fargo, Barclays Capital, JPMorgan
Fund JPMorgan Short Duration Bond Fund
Trade Date 02/09/10
Issuer CarMax Auto Owner Trust 2010-1 A3 (CARMX 2010-1 A3 1.56% July 15, 2014)
CUSIP 14313CAC
Bonds 3,940,000
Offering Price $99.98516
Spread $0.28
Cost $3,939,415
Dealer Executing Trade Wells Fargo Advisors
% of Offering 8.27%
Syndicate Banc of America Securities, Wells Fargo, Barclays Capital, JPMorgan
Fund JPMorgan Short Duration Bond Fund
Trade Date 02/09/10
Issuer CarMax Auto Owner Trust 2010-1 A4 (CARMX 2010-1 A4 2.40% April 15, 2015)
CUSIP 14313CAD
Bonds 6,895,000
Offering Price $99.98692
Spread $0.35
Cost $6,894,098
Dealer Executing Trade Wells Fargo Advisors
% of Offering 10.14%
Syndicate Banc of America Securities, Wells Fargo, Barclays Capital, JPMorgan
Fund JPMorgan High Yield Fund
Trade Date 02/09/10
Issuer Freescale Semiconductor Inc.  (FSL 10.125% March 15,  2018 144A)
CUSIP 35687MAQ
Bonds 2,250,000
Offering Price $100.00
Spread $2.00
Cost $2,250,000
Dealer Executing Trade Citigroup Global Markets
% of Offering 1.20%
Syndicate Citigroup Global Markets, Credit Suisse, JPMorgan
Fund JPMorgan High Yield Fund
Trade Date 02/09/10
Issuer NFR Energy LLC (NFREGY 9.75% February  15, 2017 144A)
CUSIP 62910TAA
Bonds 7,500,000
Offering Price $98.733
Spread $2.50
Cost $7,404,975
Dealer Executing Trade UBS Securities LLC
% of Offering 4.84%
Syndicate Bank of America Merrill Lynch, BNP Paribas, JPMorgan, UBS Securities, Capital One Southcoast, Natixis Bleichroeder, BBVA Securities, Comerica Securities
Fund JPMorgan High Yield Fund
Trade Date 02/25/10
Issuer Central Garden & Pet Company (CENT 8.25% March 1, 2018)
CUSIP 153527AG
Bonds 4,040,000
Offering Price $100.00
Spread $2.00
Cost $4,040,000
Dealer Executing Trade Oppenheimer & Company
% of Offering 1.79%
Syndicate JPMorgan, Oppenheimer & Co, Deutsche Bank Securities, SunTrust Robinson Humphrey
Fund JPMorgan Short Duration Bond Fund
Trade Date 02/25/10
Issuer Nomura Holdings, Inc.  (NOMURA 5.00%  March 4, 2015)
CUSIP 65535HAA
Bonds 2,500,000
Offering Price $99.686
Spread $0.35
Cost $2,492,150
Dealer Executing Trade Nomura Securities Inc.
% of Offering 0.17%
Syndicate Nomura Securities, Bank of America Merrill Lynch, Citigroup Global Markets, Deutsche Bank Securities, HSBC, JPMorgan, Mitsubishi UFJ Securities, UBS Investment Bank, Wells Fargo
Fund JPMorgan Core Bond Fund
Trade Date 02/25/10
Issuer Nomura Holdings, Inc.  (NOMURA 6.70% March 4, 2020)
CUSIP 65535HAB
Bonds 4,114,000
Offering Price $99.791
Spread $0.45
Cost $4,105,402
Dealer Executing Trade Nomura Securities Inc.
% of Offering 0.44%
Syndicate Nomura Securities, Bank of America Merrill Lynch, Citigroup Global Markets, Deutsche Bank Securities, HSBC, JPMorgan, Mitsubishi UFJ Securities, UBS Investment Bank, Wells Fargo
Fund JPMorgan Core Plus Bond Fund
Trade Date 02/25/10
Issuer Nomura Holdings, Inc.  (NOMURA 6.70% March 4, 2020)
CUSIP 65535HAB
Bonds 757,000
Offering Price $99.791
Spread $0.45
Cost $755,418
Dealer Executing Trade Nomura Securities Inc.
% of Offering 0.44%
Syndicate Nomura Securities, Bank of America Merrill Lynch, Citigroup Global Markets, Deutsche Bank Securities, HSBC, JPMorgan, Mitsubishi UFJ Securities, UBS Investment Bank, Wells Fargo
Fund JPMorgan Core Plus Bond Fund
Trade Date 02/26/10
Issuer Equinix Inc. (EQIX 8.125% March 1, 2018)
CUSIP 29444UAJ
Bonds 300,000
Offering Price $100.00
Spread $1.75
Cost $300,000
Dealer Executing Trade Citigroup Globl Markets
% of Offering 2.56%
Syndicate Citigroup Global Markets, JPMorgan, Bank of America Merrill Lynch, Barclays Capital, Goldman Sachs & Co, ING Financial, RBS Securities
Fund JPMorgan High Yield Fund
Trade Date 02/26/10
Issuer Equinix Inc. (EQIX 8.125% March 1, 2018)
CUSIP 29444UAJ
Bonds 9,460,000
Offering Price $100.00
Spread $1.75
Cost $9,460,000
Dealer Executing Trade Citigroup Globl Markets
% of Offering 2.56%
Syndicate Citigroup Global Markets, JPMorgan, Bank of America Merrill Lynch, Barclays Capital, Goldman Sachs & Co, ING Financial, RBS Securities